UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2021

LAWSON PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10546	36-2229304
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8770 W. Bryn Mawr Ave., Suite 900, Chicago, Illinois	60631
(Address of principal executive offices)	(Zip Code)

(773) 304-5050

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $1.00 par value	LAWS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 29, 2021, Lawson Products, Inc., a Delaware corporation (“Lawson”), entered into:

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an Agreement and Plan of Merger (the “TestEquity Merger Agreement”) by and among (i) LKCM TE Investors, LLC, a Delaware limited liability company (the “TestEquity Equityholder”), (ii) TestEquity Acquisition, LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of the TestEquity Equityholder (“TestEquity”), (iii) Lawson and (iv) Tide Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Lawson (“Merger Sub 1”), pursuant to the terms and subject to the conditions of which Merger Sub 1 will merge with and into TestEquity, with TestEquity surviving the merger as a wholly-owned subsidiary of Lawson (the “TestEquity Merger”); and

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an Agreement and Plan of Merger (the “Gexpro Services Merger Agreement” and, together with the TestEquity Merger Agreement, the “Merger Agreements”) by and among (i) 301 HW Opus Investors, LLC, a Delaware limited liability company (the “Gexpro Services Stockholder”), (ii) 301 HW Opus Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of the Gexpro Services Stockholder (“Gexpro Services”), (iii) Lawson and (iv) Gulf Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Lawson (“Merger Sub 2”), pursuant to the terms and subject to the conditions of which Merger Sub 2 will merge with and into Gexpro Services, with Gexpro Services surviving the merger as a wholly-owned subsidiary of Lawson (the “Gexpro Services Merger” and, together with the TestEquity Merger, the “Mergers”).

The Mergers, if completed, will be consummated substantially concurrently.

As more fully described below, pursuant to the Merger Agreements, Lawson has agreed to issue up to an aggregate of 12,000,000 shares of Lawson common stock, par value $1.00 per share (“Lawson common stock”), in consideration for the Mergers as follows:

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TestEquity Merger: In connection with the TestEquity Merger, 3,300,000 shares of Lawson common stock would be issued to the TestEquity Equityholder upon the closing of the TestEquity Merger, and up to an additional 700,000 shares of Lawson common stock would potentially be issuable to the TestEquity Equityholder on or after the closing date of the TestEquity Merger upon satisfaction of the conditions of, and in accordance with, two earnout mechanisms contained in the TestEquity Merger Agreement and summarized below.

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Gexpro Services Merger: In connection with the Gexpro Services Merger, 7,000,000 shares of Lawson common stock would be issued to the Gexpro Services Stockholder upon the closing of the Gexpro Services Merger, and up to an additional 1,000,000 shares of Lawson common stock would potentially be issuable to the Gexpro Services Stockholder on or after the closing date of the Gexpro Services Merger upon satisfaction of the conditions of, and in accordance with, two earnout mechanisms contained in the Gexpro Services Merger Agreement and summarized below.

Entities affiliated with Luther King Capital Management Corporation (“LKCM”) and J. Bryan King (the Chairman of the Lawson board of directors), including private investment partnerships for which LKCM serves as investment manager, beneficially own a majority of the ownership interests in the TestEquity Equityholder (which will be entitled to receive all of the shares of Lawson common stock issued by Lawson as consideration in the TestEquity Merger). Entities affiliated with LKCM and Mr. King, including private investment partnerships for which LKCM serves as investment manager, beneficially own a majority of the ownership interests in the Gexpro Services Stockholder (which will be entitled to receive all of the shares of Lawson common stock issued by Lawson as consideration in the Gexpro Services Merger).

As of December 31, 2021, entities affiliated with LKCM and Mr. King beneficially owned approximately 48% of the 9,112,304 shares of Lawson common stock outstanding as of that date. After giving pro forma effect to the issuance of the minimum aggregate number of shares of Lawson common stock issuable in connection with the Mergers (which minimum number is 10,300,000 shares), entities affiliated with LKCM and Mr. King (including the TestEquity Equityholder and the Gexpro Services Stockholder) would beneficially own in the aggregate approximately 75% of the outstanding shares of Lawson common stock. After giving pro forma effect to the issuance of the maximum aggregate number of shares of Lawson common stock issuable in connection with the Mergers (which maximum number is 12,000,000 shares), entities affiliated with LKCM and Mr. King (including the TestEquity Equityholder and the Gexpro Services Stockholder) would beneficially own in the aggregate approximately 77% of the outstanding shares of Lawson common stock.

A special committee (the “Special Committee”) of independent and disinterested Lawson directors negotiated and evaluated the Merger Agreements on behalf of Lawson. The Special Committee was comprised of Andrew B. Albert, I. Stephen Edelson and Lee S. Hillman. On December 28, 2021, the Special Committee, acting with the advice of the Special Committee’s legal and financial advisors, unanimously (1) determined that the terms of the Merger Agreements, the related agreements contemplated by the Merger Agreements and the transactions contemplated thereby are fair to and in the best interests of Lawson and its stockholders (other than LKCM, Mr. King and certain entities and persons affiliated with LKCM and Mr. King and the entities or persons in which any of the foregoing have a pecuniary interest or in the name of which the shares of Lawson common stock of any of the foregoing are registered or beneficially held (the “Excluded Company Parties”)), (2) approved the execution, delivery and performance of the Merger Agreements, the related agreements contemplated by the Merger Agreements and the transactions contemplated thereby and (3) recommended that the Lawson board of directors approve, and recommend that Lawson’s stockholders approve, the Merger Agreements, the related agreements contemplated by the Merger Agreements and the transactions contemplated thereby, including the Mergers and the issuance of shares of Lawson common stock in connection with the Mergers.

Thereafter, on December 28, 2021, the Lawson board of directors (acting on the recommendation of the Special Committee) by unanimous vote of the Lawson directors (except for Mr. King and Mark F. Moon, who recused themselves from the vote) (1) determined that the terms of the Merger Agreements, the related agreements contemplated by the Merger Agreements and the transactions contemplated thereby are fair to and in the best interests of Lawson and its stockholders (other than the Excluded Company Parties), (2) approved the execution, delivery and performance of the Merger Agreements, the related agreements contemplated by the Merger Agreements and the transactions contemplated thereby, (3) directed that the Merger Agreements, the related agreements contemplated by the Merger Agreements and the transactions contemplated thereby, including the Mergers and the issuance of shares of Lawson common stock in connection with the Mergers, be submitted to Lawson’s stockholders for approval at a stockholders meeting and (4) resolved to recommend that Lawson’s stockholders approve those matters at such stockholders meeting.

TestEquity Merger Agreement

TestEquity Merger; TestEquity Merger Consideration

Upon the terms and subject to the conditions set forth in the TestEquity Merger Agreement, at the effective time of the TestEquity Merger, Merger Sub 1 will be merged with and into TestEquity, with TestEquity continuing as the surviving company and as a wholly-owned subsidiary of Lawson. The TestEquity Merger Agreement provides that, at the effective time of the TestEquity Merger:

(a)

the limited liability company interests of Merger Sub 1 issued and outstanding immediately prior to the effective time of the TestEquity Merger shall be automatically converted into and exchanged for all of the limited liability company interests of TestEquity; and

(b)

all of the limited liability company membership interests of TestEquity issued and outstanding immediately prior to the effective time of the TestEquity Merger shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and the holder of the limited liability company membership interests of TestEquity shall cease to have any rights with respect thereto and shall not be entitled to receive any consideration therefor, except that the TestEquity Equityholder (and only the TestEquity Equityholder) will have the right to receive 4,000,000 shares of Lawson common stock (the “TestEquity Merger Consideration”) (provided that the TestEquity Equityholder’s right to receive a portion of the TestEquity Merger Consideration equal to 700,000 shares of Lawson common stock (the “TestEquity Holdback Shares”) shall be subject to the terms and conditions of the earnout provisions of the TestEquity Merger Agreement summarized below).

Closing Issuance; Payoff Indebtedness and Expense Payments; Earnouts

The TestEquity Merger Agreement provides that, at the closing of the TestEquity Merger, Lawson shall: (i) issue and deliver to the TestEquity Equityholder the TestEquity Merger Consideration, less the TestEquity Holdback Shares which may be released to the TestEquity Equityholder in accordance with the earnout provisions of the TestEquity Merger Agreement summarized below, (ii) on behalf of TestEquity, pay certain specified payoff indebtedness of TestEquity and (iii) on behalf of TestEquity, pay certain specified transaction expenses of TestEquity.

The TestEquity Merger Agreement provides that the TestEquity Holdback Shares shall be held by Lawson until released to the TestEquity Equityholder or forfeited in accordance with the earnout provisions of the TestEquity Merger Agreement summarized below:

First Earnout Opportunity

The TestEquity Merger Agreement provides that, in the event that the TestEquity Equityholder or any of its affiliates proposes to enter into any definitive agreements with respect to an acquisition by TestEquity of a business that has been previously identified to the Special Committee as a potential acquisition candidate by TestEquity prior to the date of the TestEquity Merger Agreement (a “TestEquity Acquisition”), the entry into such definitive agreements shall be subject to approval by the Special Committee. The TestEquity Merger Agreement also provides that nothing in the earnout provisions shall obligate the Special Committee to approve the TestEquity Acquisition if the Special Committee determines that such TestEquity Acquisition is not in the best interests of Lawson or its stockholders, or would reasonably be expected to be inconsistent with their fiduciary duties.

The TestEquity Merger Agreement provides that the amount (if any) of TestEquity Holdback Shares to be issued and delivered to the TestEquity Equityholder in respect of TestEquity Accretion (the “TestEquity Released Shares”) shall be equal to the TestEquity Holdback Release Formula, as finally determined in accordance with the terms of the TestEquity Merger Agreement. The calculation of

TestEquity Accretion and the components used in calculating TestEquity Accretion, as well as the calculation of the TestEquity Released Shares to be issued and delivered to the TestEquity Equityholder calculated using the TestEquity Holdback Release Formula, shall be based solely upon the TestEquity Acquisition if consummated during the period beginning after December 29, 2021 and ending 90 days after the closing of the TestEquity Merger. The “TestEquity Holdback Release Formula” shall mean such amount of shares of Lawson common stock calculated by dividing (i) the amount of TestEquity Accretion (as finally determined pursuant to the TestEquity Merger Agreement) by (ii) $48.0476; provided that the TestEquity Holdback Release Formula shall not be a number of shares of Lawson common stock in excess of the total TestEquity Holdback Shares.

“TestEquity Accretion” means (i) 13.17 minus the TestEquity Acquisition Multiple, multiplied by (ii) the TestEquity Approved EBITDA.

“TestEquity Acquisition Multiple” means the aggregate purchase price paid or potentially payable (which shall include, in the case of any contingent consideration potentially payable in connection with the TestEquity Acquisition, the maximum amount of such contingent consideration that is potentially payable) with respect to the TestEquity Acquisition that is consummated during the period beginning after December 29, 2021 and ending 90 days after the closing date of the TestEquity Merger as contemplated by the definitive agreement relating to the TestEquity Acquisition divided by the TestEquity Approved EBITDA.

“TestEquity Approved EBITDA” means the TestEquity Acquired Business EBITDA as of the date on which the TestEquity Acquisition is consummated, as such TestEquity Approved EBITDA shall have been approved pursuant to the terms of the TestEquity Merger Agreement.

“TestEquity Acquired Business EBITDA” means, for the 12-month period ending on the last day of the most recent month prior to the date the acquisition of TestEquity Acquired Business is consummated, the EBITDA of the TestEquity Acquired Business during such period.

“TestEquity Acquired Business” means the entity or business TestEquity directly or indirectly acquires in the TestEquity Acquisition that is consummated during the period beginning after December 29, 2021 and ending 90 days after the closing date of the TestEquity Merger.

“EBITDA” means, with respect to the relevant period and without duplication, the net income from operations of the applicable business during such period, before the subtraction of any interest expense, taxes based on income and profits, depreciation or amortization, and (i) adding the amount of one-time non-recurring expenses, cost and expense savings and other documented synergies, and one-time operating costs associated with investments approved by the Special Committee or the Lawson board of directors, and (ii) adjusting for the pro-forma effect of acquisitions, in all cases (i) and (ii), as such adjustments are applied with consistent methodologies and treatment between periods.

Second Earnout Opportunity

The TestEquity Merger Agreement provides that if, following the final determination of TestEquity Accretion and TestEquity Released Shares in accordance with the TestEquity Merger Agreement, there remain any TestEquity Holdback Shares, there will be a second earnout opportunity with respect to such remaining TestEquity Holdback Shares. Under the second earnout opportunity, Lawson shall issue and deliver to the TestEquity Equityholder an amount of any such remaining TestEquity Holdback Shares calculated by multiplying the Trading EBITDA Multiple by the TestEquity EBITDA Delta, less the amount of the purchase price for any acquisition whose EBITDA is included in TestEquity EBITDA, divided by the

2022 Average Lawson Stock Price; provided that such amount shall not be a number of shares of Lawson common stock in excess of the total remaining TestEquity Holdback Shares.

“2022 Average Lawson Stock Price” means the volume weighted average price of shares of Lawson common stock measured over the 30-day calendar period immediately prior to and including December 31, 2022, as reported on Page VWAP of the Bloomberg Financial Markets Information Service.

“Trading EBITDA Multiple” means a number equal to (a) (i) Lawson’s issued and outstanding shares of Lawson common stock as of December 31, 2022, multiplied by the 2022 Average Lawson Stock Price, plus (ii) Lawson’s indebtedness for borrowed money as of December 31, 2022, minus (iii) Lawson’s cash balance as of December 31, 2022, divided by (b) Lawson’s EBITDA for the fiscal year ended December 31, 2022.

“TestEquity EBITDA Delta” means an amount equal to the increase, if any, in TestEquity EBITDA for its 2022 fiscal year (calendar year 2022) over TestEquity EBITDA for its 2021 fiscal year (calendar year 2021).

“TestEquity EBITDA” means, with respect to the relevant period, EBITDA of TestEquity, less any TestEquity Approved EBITDA (but not subtracting, for the avoidance of doubt, any EBITDA from acquisitions approved by the Special Committee or Lawson board of directors that are not the TestEquity Acquisition).

Stockholder Approval and Other Closing Conditions

Under the TestEquity Merger Agreement, Lawson has agreed to take, in accordance with Delaware law and Lawson’s governing documents, all actions reasonably necessary to establish a record date, duly call, give notice of, convene and hold a stockholders meeting for the purpose of securing the following:

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the approval of the issuance by Lawson of shares of Lawson common stock in connection with the Mergers (the “Share Issuances”) by the affirmative vote of the holders of a majority of the total votes of shares of Lawson common stock cast on such matter in person or by proxy at the stockholders meeting (or any adjournment thereof), as required by Rule 5635(a) of the Nasdaq Listing Rules (the “Lawson Nasdaq Stockholder Approval”),

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the approval of the Merger Agreements, the related agreements contemplated by the Merger Agreements and the transactions contemplated thereby (including the Mergers and the Share Issuances) by the affirmative vote of the holders of a majority of the total voting power of shares of Lawson common stock present in person or by proxy at the stockholders meeting (or any adjournment thereof) (the “Lawson General Stockholder Approval”), and

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the approval of the Merger Agreements, the related agreements contemplated by the Merger Agreements and the transactions contemplated thereby (including the Mergers and the Share Issuances) by the affirmative vote of the holders of a majority of the total voting power of shares of Lawson common stock not owned, directly or indirectly, by the Excluded Company Parties present in person or by proxy at the stockholders meeting (or any adjournment thereof), where a majority of the outstanding shares of Lawson common stock not owned, directly or indirectly, by the Excluded Company Parties are present in person or by proxy at the stockholders meeting (or any adjournment thereof) (the “Lawson Unaffiliated Stockholder Approval” and, together with the Lawson Nasdaq Stockholder Approval and the Lawson General Stockholder Approval, the “Lawson Stockholder Approvals”).

The consummation of the TestEquity Merger is subject to certain closing conditions, including, among others, (1) receipt of the Lawson Stockholder Approvals, (2) expiration or termination of all required waiting periods with respect to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and such other antitrust laws as may be reasonably and mutually agreed upon by the parties to the TestEquity Merger Agreement, (3) there being no governmental order by any governmental authority that prohibits the consummation of the transactions contemplated by the TestEquity Merger Agreement, (4) all conditions precedent set forth in the Gexpro Services Merger Agreement shall have been satisfied (or waived) on or before the closing date of the TestEquity Merger and the parties to the Gexpro Services Merger Agreement shall be willing and able to consummate the transactions contemplated thereby substantially concurrently with the consummation of the closing of the TestEquity Merger, (5) the accuracy of the other party’s representations and warranties (subject to various qualifications), (6) the other party’s performance and compliance in all material respects with all of its covenants, obligations and agreements contained in the TestEquity Merger Agreement to be performed and complied with by it prior to the closing, (7) the absence of any event since the date of the TestEquity Merger Agreement that has had a material adverse effect on the other party, (8) Lawson’s and TestEquity’s receipt of a written opinion by its respective tax counsel regarding certain tax matters and (9) in the case of Lawson’s and Merger Sub 1’s obligation to consummate the TestEquity Merger, (i) the TestEquity Equityholder having delivered evidence reasonably satisfactory to Lawson of the complete transfer to and full assumption by the TestEquity Equityholder or its designee (other than TestEquity and its subsidiaries) of certain related party agreements and (ii) Lawson having received the proceeds of debt financing in an aggregate amount sufficient for the payment of certain indebtedness of TestEquity and Gexpro Services, certain transaction expenses and other fees and expenses in connection with the transactions contemplated by the Merger Agreements.

Representations, Warranties and Covenants

Lawson and TestEquity have made representations and warranties to each other in the TestEquity Merger Agreement customary for transactions of this type. Lawson and TestEquity have also agreed to various covenants in the TestEquity Merger Agreement, including covenants to carry on their respective businesses in all material respects in the ordinary course of business consistent with past practice during the period between the signing of the TestEquity Agreement and the closing of the TestEquity Merger. In addition, Lawson has agreed to a number of interim operating covenants relating to, among other things, its payment of dividends, issuance of securities, sales of material assets, acquisitions of businesses, incurrence of indebtedness and entry into or amendment of certain types of agreements, and TestEquity has agreed to a number of interim operating covenants relating to, among other things, its payment of dividends, issuance of securities, changes in employee compensation, sales of material assets, acquisitions of businesses, incurrence of indebtedness, entry into or amendment of certain types of agreements, and certain employment decisions.

Lawson has also agreed that neither the Lawson board of directors nor any committee thereof (including the Special Committee) will amend, withdraw or qualify their recommendation of the Merger Agreements, the related agreements contemplated by the Merger Agreements and the transactions contemplated thereby (including the Mergers and the Share Issuances) (the taking of any such action, a “Lawson Recommendation Change”), except that, upon the terms and subject to the conditions in the TestEquity Merger Agreement, the Lawson board of directors (acting through directors other than Mr. King and Mr. Moon) or the Special Committee may make a Lawson Recommendation Change in response to an event that is material to Lawson and its subsidiaries, taken as a whole, and that did not result from a breach of the TestEquity Merger Agreement and was not known or reasonably foreseeable by the Lawson directors (other than Mr. King and Mr. Moon) or the Special Committee as of the date of the TestEquity Merger Agreement (subject to certain limitations) if it reasonably determines in good faith, after consultation with outside legal counsel, that the failure to make such Lawson Recommendation Change would be inconsistent with the Lawson board of directors’ or the Special Committee’s respective fiduciary duties.

Termination Rights and Termination Fee

The TestEquity Merger Agreement contains certain termination rights for Lawson and TestEquity, including, among other rights, termination rights for Lawson and TestEquity if the effective time of the TestEquity Merger has not occurred on or before September 30, 2022 (subject to certain limitations) or any of the requisite Lawson Stockholder Approvals have not been obtained at a duly convened stockholders meeting, termination rights for TestEquity if a Lawson Recommendation Change has occurred, and automatic termination immediately upon the termination of the Gexpro Services Merger Agreement in accordance with its terms. The TestEquity Merger Agreement provides that if it is terminated (i) by TestEquity due to a Lawson Recommendation Change or (ii) as a result of the termination of the Gexpro Services Merger Agreement due to a Lawson Recommendation Change, then Lawson will pay TestEquity an amount equal to $4,000,000.

Important Qualifications and Disclaimers

The foregoing description of the TestEquity Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the TestEquity Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The TestEquity Merger Agreement and the above summary have been included to provide investors with information regarding the terms of the TestEquity Merger Agreement and are not intended to provide any other factual information about Lawson, TestEquity, the other parties thereto or any of their respective affiliates or subsidiaries. The representations, warranties and covenants contained in the TestEquity Merger Agreement, which are qualified and subject to important limitations agreed to by the parties in connection with the negotiation of the terms of the TestEquity Merger Agreement, have been made solely for the benefit of the parties to the TestEquity Merger Agreement and (1) may have been used for the purpose of allocating the risk to one of the parties if those statements prove to be inaccurate, rather than establishing matters as facts, (2) may have been qualified by certain confidential disclosures that were made to the other parties in connection with the negotiation of the TestEquity Merger Agreement, which disclosures are not reflected in the TestEquity Merger Agreement, and (3) may apply standards of materiality in a way that is different from what may be viewed as material by investors. Moreover, information concerning the subject matter of the representations, warranties and covenants in the TestEquity Merger Agreement and described above may have changed since the date of the TestEquity Merger Agreement (or may change in the future). Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Lawson, TestEquity, any of the other parties to the TestEquity Merger Agreement or any of their respective subsidiaries.

Gexpro Services Merger Agreement

Gexpro Services Merger; Gexpro Services Merger Consideration

Upon the terms and subject to the conditions set forth in the Gexpro Services Merger Agreement, at the effective time of the Gexpro Services Merger, Merger Sub 2 will be merged with and into Gexpro Services, with Gexpro Services continuing as the surviving corporation and as a wholly-owned subsidiary of Lawson. The Gexpro Services Merger Agreement provides that, at the effective time of the Gexpro Services Merger:

(a)

each share of common stock of Merger Sub 2 issued and outstanding immediately prior to the effective time of the Gexpro Services Merger shall be automatically converted into one validly issued, fully paid and non-assessable share of common stock of Gexpro Services;

(b)

each share of common stock, par value $0.01 per share, of Gexpro Services issued and outstanding immediately prior to the effective time of the Gexpro Services Merger (other than such shares not entitled to receive any consideration therefor as described in clause (c) below) shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of such shares (other than such shares not entitled to receive any consideration therefor as described in clause (c) below) shall cease to have any rights with respect thereto and shall not be entitled to receive any consideration therefor, except that the Gexpro Services Stockholder (and only the Gexpro Services Stockholder) will have the right to receive 8,000,000 shares of Lawson common stock (the “Gexpro Services Merger Consideration”) (provided that the Gexpro Services Stockholder’s right to receive a portion of the Gexpro Services Merger Consideration equal to 1,000,000 shares of Lawson common stock (the “Gexpro Services Holdback Shares”) shall be subject to the terms and conditions of the earnout provisions of the Gexpro Services Merger Agreement summarized below); and

(c)

each share of common stock, par value $0.01 per share, and each share of preferred stock, par value $0.01 per share, of Gexpro Services held in the treasury of Gexpro Services or owned by any wholly-owned subsidiary of Gexpro Services immediately prior to the effective time of the Gexpro Services Merger shall automatically be canceled and shall cease to exist, and no consideration shall be exchanged therefor.

Closing Issuance; Payoff Indebtedness and Expense Payments; Earnouts

The Gexpro Services Merger Agreement provides that, at the closing of the Gexpro Services Merger, Lawson shall: (i) issue and deliver to the Gexpro Services Stockholder the Gexpro Services Merger Consideration, less the Gexpro Services Holdback Shares which may be released to the Gexpro Services Stockholder in accordance with the earnout provisions of the Gexpro Services Merger Agreement summarized below, (ii) on behalf of Gexpro Services, pay certain specified payoff indebtedness of Gexpro Services and (iii) on behalf of Gexpro Services, pay certain specified transaction expenses of Gexpro Services.

The Gexpro Services Merger Agreement provides that the Gexpro Services Holdback Shares shall be held by Lawson until released to the Gexpro Services Stockholder or forfeited in accordance with the earnout provisions of the Gexpro Services Merger Agreement summarized below:

First Earnout Opportunity

The Gexpro Services Merger Agreement provides that, in the event that the Gexpro Services Stockholder or any of its affiliates proposes to enter into any definitive agreements with respect to an acquisition by Gexpro Services of any one or more of three companies that have been previously identified to the Special Committee as potential acquisition candidates by Gexpro Services prior to the date of the Gexpro Services Merger Agreement (the “Gexpro Services Acquisitions”), the entry into such definitive agreements shall be subject to approval by the Special Committee. The Gexpro Services Merger Agreement also provides that nothing in the earnout provisions shall obligate the Special Committee to approve of any Gexpro Services Acquisition if the Special Committee determines that such Gexpro Services Acquisition is not in the best interests of Lawson or its stockholders, or would reasonably be expected to be inconsistent with their fiduciary duties.

The Gexpro Services Merger Agreement provides that the amount (if any) of Gexpro Services Holdback Shares to be issued and delivered to the Gexpro Services Stockholder in respect of Gexpro Services Accretion (the “Gexpro Services Released Shares”) shall be equal to the Gexpro Services Holdback Release Formula, as finally determined in accordance with the terms of the Gexpro Services Merger Agreement. The calculation of Gexpro Services Accretion and the components used in calculating Gexpro Services Accretion, as well as the calculation of the Gexpro Services Released Shares to be issued and delivered to the Gexpro Services Stockholder calculated using the Gexpro Services Holdback Release Formula, shall be based solely upon Gexpro Services Acquisitions consummated during the period beginning after December 29, 2021 and ending 90 days after the closing of the Gexpro Services Merger. The “Gexpro Services Holdback Release Formula” shall mean such amount of shares of Lawson common stock calculated by dividing (i) the amount of Gexpro Services Accretion (as finally determined pursuant to the Gexpro Services Merger Agreement) by (ii) $48.0476; provided that the Gexpro Services Holdback Release Formula shall not be a number of shares of Lawson common stock in excess of the total Gexpro Services Holdback Shares.

“Gexpro Services Accretion” means (i) 13.17 minus the Gexpro Services Acquisition Multiple, multiplied by (ii) the aggregate Gexpro Services Approved EBITDA for the Gexpro Services Acquired Businesses.

“Gexpro Services Acquisition Multiple” means the aggregate purchase price paid or potentially payable (which shall include, in the case of any contingent consideration potentially payable in connection with the Gexpro Services Acquisitions, the maximum amount of such contingent consideration that is potentially payable) with respect to all of the Gexpro Services Acquisitions that are consummated during the period beginning after December 29, 2021 and ending 90 days after the closing date of the Gexpro Services Merger as contemplated by the definitive agreements relating to such Gexpro Services Acquisitions divided by the Gexpro Services Approved EBITDA.

“Gexpro Services Approved EBITDA” means, with respect to each Gexpro Services Acquired Business, the Gexpro Services Acquired Business EBITDA as of the date on which the Gexpro Services Acquisition with respect to such Gexpro Services Acquired Business is consummated, as such Gexpro Services Approved EBITDA shall have been approved pursuant to the terms of the Gexpro Services Merger Agreement.

“Gexpro Services Acquired Businesses” means the entities or businesses Gexpro Services directly or indirectly acquires in the Gexpro Services Acquisitions that are consummated during the period beginning after December 29, 2021 and ending 90 days after the closing date of the Gexpro Services Merger.

“Gexpro Services Acquired Business EBITDA” means, with respect to each Gexpro Services Acquired Business, for the 12-month period ending on the last day of the most recent month prior to the date the acquisition of the applicable Gexpro Services Acquired Business is consummated, the EBITDA of the applicable Gexpro Services Acquired Business during such period.

“EBITDA” has the meaning as defined above.

Second Earnout Opportunity

The Gexpro Services Merger Agreement provides that if, following the final determination of Gexpro Services Accretion and Gexpro Services Released Shares in accordance with the Gexpro Services Merger Agreement, there remain any Gexpro Services Holdback Shares, there will be a second earnout opportunity with respect to such remaining Gexpro Services Holdback Shares. Under the second earnout opportunity, Lawson shall issue and deliver to the Gexpro Services Stockholder an amount of any such remaining Gexpro Services Holdback Shares calculated by multiplying the Trading EBITDA Multiple by the Gexpro Services EBITDA Delta, less the amount of the purchase price for any acquisition whose EBITDA is included in Gexpro Services EBITDA, divided by the 2022 Average Lawson Stock Price; provided that such amount shall not be a number of shares of Lawson common stock in excess of the total remaining Gexpro Services Holdback Shares.

“2022 Average Lawson Stock Price” has the meaning as defined above.

“Trading EBITDA Multiple” has the meaning as defined above.

“Gexpro Services EBITDA Delta” means an amount equal to the increase, if any, in Gexpro Services EBITDA for its 2022 fiscal year (calendar year 2022) over Gexpro Services EBITDA for its 2021 fiscal year (calendar year 2021).

“Gexpro Services EBITDA” means, with respect to the relevant period, EBITDA of Gexpro Services, less any Gexpro Services Approved EBITDA (but not subtracting, for the avoidance of doubt, any EBITDA from acquisitions approved by the Special Committee or Lawson board of directors that are not Gexpro Services Acquisitions).

Stockholder Approval and Other Closing Conditions

Under the Gexpro Services Merger Agreement, Lawson has agreed to take, in accordance with Delaware law and Lawson’s governing documents, all actions reasonably necessary to establish a record date, duly call, give notice of, convene and hold a stockholders meeting for the purpose of securing the Lawson Stockholder Approvals.

The consummation of the Gexpro Services Merger is subject to certain closing conditions, including, among others, (1) receipt of the Lawson Stockholder Approvals, (2) expiration or termination of all required waiting periods with respect to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and such other antitrust laws as may be reasonably and mutually agreed upon by the parties to the Gexpro Services Merger Agreement, (3) there being no governmental order by any governmental authority that prohibits the consummation of the transactions contemplated by the Gexpro Services Merger Agreement, (4) all conditions precedent set forth in the TestEquity Merger Agreement shall have been satisfied (or waived) on or before the closing date of the Gexpro Services Merger and the parties to the TestEquity Merger Agreement shall be willing and able to consummate the transactions contemplated thereby substantially concurrently with the consummation of the closing of the Gexpro Services Merger, (5) the accuracy of the other party’s representations and warranties (subject to various qualifications), (6) the other party’s performance and compliance in all material respects with all of its covenants, obligations and agreements contained in the Gexpro Services Merger Agreement to be performed and complied with by it prior to the closing, (7) the absence of any event since the date of the Gexpro Services Merger Agreement that has had a material adverse effect on the other party, (8) Lawson’s and Gexpro Services’ receipt of a written opinion by its respective tax counsel regarding certain tax matters and (9) in the case of Lawson’s and Merger Sub 2’s obligation to consummate the Gexpro Services Merger, (i) the Gexpro Services Stockholder having delivered evidence reasonably satisfactory to Lawson of the complete transfer to and full assumption by the Gexpro Services Stockholder or its designee (other than Gexpro Services and its subsidiaries) of certain related party agreements and (ii) Lawson having received the proceeds of debt financing in an aggregate amount sufficient for the payment of certain indebtedness of TestEquity and Gexpro Services, certain transaction expenses and other fees and expenses in connection with the transactions contemplated by the Merger Agreements.

Representations, Warranties and Covenants

Lawson and Gexpro Services have made representations and warranties to each other in the Gexpro Services Merger Agreement customary for transactions of this type. Lawson and Gexpro Services have also agreed to various covenants in the Gexpro Services Merger Agreement, including covenants to carry on their respective businesses in all material respects in the ordinary course of business consistent with past practice during the period between the signing of the Gexpro Services Agreement and the closing of the Gexpro Services Merger. In addition, Lawson has agreed to a number of interim operating covenants relating to, among other things, its payment of dividends, issuance of securities, sales of material assets, acquisitions of businesses, incurrence of indebtedness and entry into or amendment of certain types of agreements, and Gexpro Services has agreed to a number of interim operating covenants relating to, among other things, its payment of dividends, issuance of securities, changes in employee compensation, sales of material assets, acquisitions of businesses, incurrence of indebtedness, entry into or amendment of certain types of agreements, and certain employment decisions.

Lawson has also agreed that neither the Lawson board of directors nor any committee thereof (including the Special Committee) will make a Lawson Recommendation Change, except that, upon the terms and subject to the conditions in the Gexpro Services Merger Agreement, the Lawson board of directors (acting through directors other than Mr. King and Mr. Moon) or the Special Committee may make a Lawson Recommendation Change in response to an event that is material to Lawson and its subsidiaries, taken as a whole, and that did not result from a breach of the Gexpro Services Merger Agreement and was not known or reasonably foreseeable by the Lawson directors (other than Mr. King and Mr. Moon) or the Special Committee as of the date of the Gexpro Services Merger Agreement (subject to certain limitations) if it reasonably determines in good faith, after consultation with outside legal counsel, that the failure to make such Lawson Recommendation Change would be inconsistent with the Lawson board of directors’ or the Special Committee’s respective fiduciary duties.

Termination Rights and Termination Fee

The Gexpro Services Merger Agreement contains certain termination rights for Lawson and Gexpro Services, including, among other rights, termination rights for Lawson and Gexpro Services if the effective time of the Gexpro Services Merger has not occurred on or before September 30, 2022 (subject to certain limitations) or any of the requisite Lawson Stockholder Approvals have not been obtained at a duly convened stockholders meeting, termination rights for Gexpro Services if a Lawson Recommendation Change has occurred, and automatic termination immediately upon the termination of the TestEquity Merger Agreement in accordance with its terms. The Gexpro Services Merger Agreement provides that if it is terminated (i) by Gexpro Services due to a Lawson Recommendation Change or (ii) as a result of the termination of the TestEquity Merger Agreement due to a Lawson Recommendation Change, then Lawson will pay Gexpro Services an amount equal to $6,000,000.

Important Qualifications and Disclaimers

The foregoing description of the Gexpro Services Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Gexpro Services Merger Agreement, which is attached hereto as Exhibit 2.2 and incorporated herein by reference.

The Gexpro Services Merger Agreement and the above summary have been included to provide investors with information regarding the terms of the Gexpro Services Merger Agreement and are not intended to provide any other factual information about Lawson, Gexpro Services, the other parties thereto or any of their respective affiliates or subsidiaries. The representations, warranties and covenants contained in the Gexpro Services Merger Agreement, which are qualified and subject to important limitations agreed to by the parties in connection with the negotiation of the terms of the Gexpro Services Merger Agreement, have been made solely for the benefit of the parties to the Gexpro Services Merger Agreement and (1) may have been used for the purpose of allocating the risk to one of the parties if those statements prove to be inaccurate, rather than establishing matters as facts, (2) may have been qualified by certain confidential disclosures that were made to the other parties in connection with the negotiation of the Gexpro Services Merger Agreement, which disclosures are not reflected in the Gexpro Services Merger Agreement, and (3) may apply standards of materiality in a way that is different from what may be viewed as material by investors. Moreover, information concerning the subject matter of the representations, warranties and covenants in the Gexpro Services Merger Agreement and described below may have changed since the date of the Gexpro Services Merger Agreement (or may change in the future). Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Lawson, Gexpro Services, any of the other parties to the Gexpro Services Merger Agreement or any of their respective subsidiaries.

Voting Agreement

On December 29, 2021, Lawson entered into a Voting Agreement (the “Voting Agreement”) by and between Lawson and LKCM. Pursuant to the Voting Agreement, LKCM has agreed to vote or cause to be voted all shares of Lawson common stock beneficially owned by it or any Excluded Company Party (i) in favor of (A) the Merger Agreements, the related agreements contemplated by the Merger Agreements and the transactions contemplated thereby (including the Share Issuances and the Mergers) and (B) any proposal to adjourn or postpone the special meeting of stockholders of Lawson to a later date or dates to solicit additional proxies if there are insufficient votes, or insufficient shares of Lawson common stock present, to approve the Merger Agreements, the related agreements contemplated by the Merger Agreements and the transactions contemplated thereby (including the Share Issuances and the Mergers), or to ensure that any supplement or amendment to any Lawson proxy statement is timely provided to Lawson’s stockholders, and (ii) against any action, proposal, transaction or agreement that would reasonably be expected to impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Mergers or the fulfillment of Lawson’s, Merger Sub 1’s or Merger Sub 2’s conditions under the Merger Agreements or change in any manner the voting rights of any class of shares of Lawson (including any amendments to Lawson’s certificate of incorporation or bylaws other than in connection with the Mergers).

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The shares of Lawson common stock issuable in connection with the Mergers will not be registered under the Securities Act of 1933, as amended (the “Securities Act”). Such shares will be issued in reliance on an exemption from such registration requirements contained in Section 4(a)(2) of the Securities Act or Regulation D promulgated by the SEC thereunder.

The information contained in Item 1.01 of this Current Report is incorporated into this Item 3.02 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

2.1*	Agreement and Plan of Merger, dated as of December 29, 2021, by and among LKCM TE Investors, LLC, TestEquity Acquisition, LLC, Lawson Products, Inc. and Tide Sub, LLC.

2.2*	Agreement and Plan of Merger, dated as of December 29, 2021, by and among 301 HW Opus Investors, LLC, 301 HW Opus Holdings, Inc., Lawson Products, Inc. and Gulf Sub, Inc.

10.1	Voting Agreement, dated as of December 29, 2021, by and among Lawson Products, Inc. and Luther King Capital Management Corporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated by the U.S. Securities and Exchange Commission. Lawson agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involves risks and uncertainties. The terms “aim,” “anticipate,” “believe,” “contemplates,” “continues,” “could,” “ensure,” “estimate,” “expect,” “forecasts,” “if,” “intend,” “likely,” “may,” “might,” “objective,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “probable,” “project,” “shall,” “should,” “strategy,” “will,” “would,” and other words and terms of similar meaning and expression are intended to identify forward-looking statements. Forward-looking statements can also be identified by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements are based on current expectations and involve inherent risks, uncertainties and assumptions, including factors that could delay, divert or change any of them, and could cause actual outcomes to differ materially from current expectations. Lawson can give no assurance that any goal or plan set forth in forward-looking statements can be achieved and Lawson cautions readers not to place undue reliance on such statements, which speak only as of the date made. Lawson undertakes no obligation to release publicly any revisions to forward-looking statements as a result of new information, future events or otherwise, unless otherwise required by law. Actual results may differ materially from those projected as a result of certain risks and uncertainties. Certain risks associated with Lawson’s business are also discussed from time to time in the reports Lawson files with the SEC, including Lawson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, Lawson’s Quarterly Reports on Form 10-Q and Lawson’s Current Reports on Form 8- K. In addition, the following factors, among others, could cause actual outcomes and results to differ materially from those discussed in the forward-looking statements:

•	the possibility that the Mergers will not be consummated, or will not be consummated on the terms described herein, and the possibility of delays in consummating the Mergers;

•

the possibility that the closing conditions set forth in either of the Merger Agreements will not be satisfied, including among others (1) receipt of the required stockholder approvals and (2) receipt of the necessary regulatory approvals required to permit the Mergers;

•	unanticipated difficulties or expenditures relating to the Mergers;

•	the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreements;

•	any disruption caused by the announcement of the Merger Agreements on employees, customers and suppliers of Lawson, TestEquity or Gexpro Services;

•	the risk that shareholder litigation in connection with the Mergers may result in significant costs of defense, indemnification and liability; and

•	any problems arising in combining the businesses of Lawson, TestEquity and Gexpro Services, which may result in the combined company not operating as effectively and efficiently as expected.

Additional Information and Where to Find It

In connection with (i) the proposed transactions between Lawson Products, Inc. (“Lawson”), TestEquity Acquisition, LLC (“TestEquity”) and LKCM TE Investors, LLC (the “TestEquity Equityholder”), including the proposed merger of TestEquity with a subsidiary of Lawson, with TestEquity surviving the merger as a wholly-owned subsidiary of Lawson, and the issuance of Lawson common stock to the TestEquity Equityholder in connection therewith, and (ii) the proposed transactions between Lawson, 301 HW Opus Holdings, Inc. (“Gexpro Services”) and 301 HW Opus Investors, LLC (the “Gexpro Services Stockholder”), including the proposed merger of Gexpro Services with a subsidiary of Lawson, with Gexpro Services surviving the merger as a wholly-owned subsidiary of Lawson, and the issuance of Lawson common stock to the Gexpro Services Stockholder in connection therewith, Lawson plans to file relevant materials, including a proxy statement on Schedule 14A, with the Securities and Exchange Commission (the “SEC”). The definitive proxy statement (when available) will be disseminated to stockholders of Lawson entitled to vote on the proposed transactions. LAWSON STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ALL DOCUMENTS INCORPORATED BY REFERENCE THEREIN), AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR MAY BE FILED WITH THE SEC, IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain free copies of the proxy statement (when available) and other relevant documents filed by Lawson with the SEC from the SEC’s website at www.sec.gov. In addition, the proxy statement (when available) and other relevant documents filed by Lawson with the SEC may also be obtained free of charge from the Investor Relations section of Lawson’s website at www.lawsonproducts.com/company-info/investor-relations, or by contacting Lawson’s Investor Relations Department by email at Investors@lawsonproducts.com.

Participants in the Solicitation

Lawson and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from Lawson’s stockholders in connection with the proposed transactions. Information about Lawson’s directors and executive officers and their direct and indirect interests in Lawson, by security holdings or otherwise, is included in Lawson’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 26, 2021, in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 1, 2021, and in other documents filed by Lawson with the SEC. To the extent holdings of Lawson’s securities by such participants are not reported in, or have changed since the amounts disclosed in, the proxy statement for Lawson’s 2021 annual meeting of stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 and/or Statements of Changes in Beneficial Ownership on Form 4 subsequently filed with the SEC. Additional information regarding Lawson’s directors and executive officers, including their interests in the proposed transactions, will be contained in the proxy statement and other relevant documents to be filed with the SEC when they become available. These documents may be obtained free of charge using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAWSON PRODUCTS, INC.
(Registrant)

Date: January 4, 2022	By:	/s/ Ronald J. Knutson
	Name:	Ronald J. Knutson
	Title:	Executive Vice President, Chief Financial Officer and Treasurer